CERTIFICATION  OF CHIEF  EXECUTIVE  OFFICER  AND  CHIEF  FINANCIAL  OFFICER
     PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

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I, Robert Schultz, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Safe Travel Care, Inc. on Form 10-KSB for the quarterly period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Safe Travel Care, Inc.

By: /s/ LeRoy Wiloughby
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Name: Robert Schultz
Title: Chief Executive Officer
February 14, 2005